UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2013

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of NGL Energy Partners LP, filed with the Securities and Exchange Commission on December 5, 2013 (the “Form 8-K”), which reported under Item 2.01 the completion of a business combination with Gavilon, LLC (“Gavilon Energy”). This amendment is filed to provide the financial statements of Gavilon Energy and the pro forma financial information of NGL Energy Partners LP for such transaction as required by Item 9.01. Except as set forth below, all Items of the previously filed Form 8-K are unchanged.

Item 9.01      Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired

The audited combined financial statements of Gavilon Energy (The Energy Business Units of Gavilon, LLC) as of December 31, 2012 and for the three years then ended are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited condensed combined financial statements of Gavilon Energy (The Energy Business Units of Gavilon, LLC) as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)         Pro Forma Financial Information

The unaudited pro forma condensed consolidated statements of operations of NGL Energy Partners LP for the year ended March 31, 2013 and the six months ended September 30, 2013 and the related notes are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d)         Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP, dated February 18, 2014

99.1	The audited combined financial statements of Gavilon Energy (The Energy Business Units of Gavilon, LLC) as of December 31, 2012 and for the three years then ended

99.2	The unaudited condensed combined financial statements of Gavilon Energy (The Energy Business Units of Gavilon, LLC) as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012

99.3	The unaudited pro forma condensed consolidated statements of operations of NGL Energy Partners LP for the year ended March 31, 2013 and the six months ended September 30, 2013 and the related notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC,
its general partner

Date: February 18, 2014		By:	/s/ H. Michael Krimbill
H. Michael Krimbill
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, dated February 18, 2014

99.1	The audited combined financial statements of Gavilon Energy (The Energy Business Units of Gavilon, LLC) as of December 31, 2012 and for the three years then ended

99.2	The unaudited condensed combined financial statements of Gavilon Energy (The Energy Business Units of Gavilon, LLC) as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012

99.3	The unaudited pro forma condensed consolidated statements of operations of NGL Energy Partners LP for the year ended March 31, 2013 and the six months ended September 30, 2013 and the related notes